                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              NAME OF COMPANY
                (Name of Registrant as Specified In Its Charter)

                              NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

                        THE PANAGORA INSTITUTIONAL FUNDS
                         PANAGORA ASSET ALLOCATION FUND
                       PANAGORA INTERNATIONAL EQUITY FUND
                              260 FRANKLIN STREET

                          BOSTON, MASSACHUSETTS 02110

                                 1-800-423-6041
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            ------------------------


                          TO BE HELD JANUARY 22, 1998



     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the PanAgora Asset Allocation Fund and the PanAgora International Equity Fund (each a "Fund" and collectively the "Funds") will be held at the offices of The PanAgora Institutional Funds (the "Trust"), at 260 Franklin Street, Boston, Massachusetts 02110, at 10:00 a.m. (Boston time) on Thursday, January 22, 1998. Each Fund is a series of the Trust, a Massachusetts business trust. The purpose of the Meeting is to consider and act upon the following proposals:


          (1) To approve the terms of a new Investment Management Agreement between each Fund and PanAgora Asset Management, Inc.;

          (2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for each Fund for the fiscal year ending May 31, 1998; and

          (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

 YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS (1) AND
                                      (2)


     Shareholders of record as of the close of business on December 1, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                          By Order of the Board of Trustees,


                                          /s/ Andrew S. Josef

                                          Andrew S. Josef, Secretary


December 17, 1997

Boston, Massachusetts

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                        THE PANAGORA INSTITUTIONAL FUNDS
                         PANAGORA ASSET ALLOCATION FUND
                       PANAGORA INTERNATIONAL EQUITY FUND
                              260 FRANKLIN STREET

                          BOSTON, MASSACHUSETTS 02110

                                 1-800-423-6041
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD JANUARY 22, 1998



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The PanAgora Institutional Funds (the "Trust"), a Massachusetts business trust. The proxies will be used at the Special Meeting of Shareholders (the "Meeting") of the two series of the Trust, the PanAgora Asset Allocation Fund and the PanAgora International Equity Fund (each a "Fund" and collectively the "Funds"), to be held on Thursday, January 22, 1998 at 10:00 a.m. (Boston time). The Meeting will be held at the offices of the Trust, at 260 Franklin Street, Boston, Massachusetts 02110.



     The Board of Trustees (the "Board") has fixed the close of business on December 1, 1997 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. On the record date, 2,808,484 shares of beneficial interest of the PanAgora Asset Allocation Fund were outstanding and 2,322,443 shares of beneficial interest of the PanAgora International Equity Fund were outstanding.


     On the record date, the Trustees and Officers of the Trust owned less than 1% of each Fund's outstanding shares. The following shareholders were deemed to be the beneficial owners of more than 5% of each Fund's shares as of the record date:


                                                          AMOUNT AND NATURE OF
          NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP     PERCENT OF THE FUND
--------------------------------------------------------  --------------------     -------------------
                                    PANAGORA ASSET ALLOCATION FUND
Kessler Institute for Rehabilitation....................        1,903,857                  67.8%
  1199 Pleasant Valley Way
  West Orange, NJ 07052
Information Alliance Pension Plan Trust.................          383,843                  13.7%
  Box 3079
  Pittsfield, MA 01202
American Express Trust Company..........................          332,536                  11.8%
  FBO American Express Trust
  Retirement Services Plans
  c/o Nancy Jendro N10/996
  P. O. Box 534
  Minneapolis, MN 55440-0534

                                                          AMOUNT AND NATURE OF
          NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP     PERCENT OF THE FUND
--------------------------------------------------------  --------------------     -------------------
                                  PANAGORA INTERNATIONAL EQUITY FUND
Bankers Trust TR........................................        1,455,374                  62.7%
  Premark Retirement Savings Plan
  34 Exchange Place
  Jersey City, NJ 07302
Northwest Bank Minnesota................................          425,362                  18.3%
  as custodian for
  The Minneapolis Foundation
  Investment Partnership
  733 Marquette Avenue
  Minneapolis, MN 55479-0036
Electric Energy Inc.....................................          277,201                  11.9%
  Employees Revised Retirement Plan
  c/o Boston Safe Deposit Trust Company
  One Cabot Road
  Medford, MA 02155



     This Proxy Statement, the attached Notice and the enclosed proxy card will be mailed to shareholders of each Fund on or about December 17, 1997. EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MAY 31, 1997 HAS PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. ADDITIONAL COPIES OF EACH ANNUAL REPORT MAY BE OBTAINED FREE OF CHARGE FROM FUNDS DISTRIBUTOR, INC., THE TRUST'S DISTRIBUTOR, BY CALLING 1-800-432-6041 OR WRITING TO THE ADDRESS ON THE FRONT COVER.


                                   PROPOSAL 1

                APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

INTRODUCTION

     PanAgora Asset Management, Inc. ("PanAgora") acts as the investment manager to each Fund pursuant to investment management agreements entered into by each Fund and PanAgora (each a "Current Investment Management Agreement" and collectively the "Current Investment Management Agreements"). Each of Lehman Brothers Inc. ("Lehman") and Nippon Life Insurance Company ("Nippon Life") own 50% of the outstanding common stock of PanAgora. On November 25, 1997, Putnam Investments, Inc. ("Putnam") entered into an agreement with Lehman pursuant to which Putnam has agreed to purchase the 50% equity interest in PanAgora owned by Lehman (the "Transaction"). Following completion of the Transaction, PanAgora will be owned jointly by Putnam and Nippon Life.

     Consummation of the Transaction may constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of each of the Current Investment Management Agreements. As required by the 1940 Act, each of the Current Investment Management Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement (each a "New Investment Management Agreement" and collectively the "New Investment Management Agreements") between each Fund and PanAgora is being proposed for approval by shareholders of each Fund. The New Investment Management Agreement for each Fund is identical to the corresponding Current Investment Management Agreement in all respects except for the date on which each Agreement takes effect and the date on which each Agreement must initially be renewed by the Trustees of the Trust. THE APPROVAL OF THIS PROPOSAL BY THE SHAREHOLDERS OF EACH FUND WILL NOT RESULT IN AN INCREASE IN THE RATE OF THE MANAGEMENT FEE OR OTHER EXPENSES PAYABLE BY EACH FUND.

BOARD OF TRUSTEES RECOMMENDATION

     On October 8, 1997, the Board, including the Trustees who are not parties to either New Investment Management Agreement and are not "interested persons" (as defined under the 1940 Act) of PanAgora, Putnam or Lehman (the "Independent Trustees"), voted to approve the New Investment Management Agreements and to recommend their approval to shareholders. The Board recommends that the shareholders of each Fund vote in favor of the approval of the New Investment Management Agreements.

     For information about the factors the Board considered in making its recommendation, please see "Board of Trustees' Evaluation" below.

INFORMATION ABOUT THE TRANSACTION

     PanAgora is a registered investment adviser with approximately $15 billion in assets under management as of October 30, 1997. Fifty percent of PanAgora's outstanding voting stock is owned by Nippon Life, 2-2 Yurakucho 1-chrome Chiyoda-KU, Tokyo, 100, Japan, and the remaining fifty percent is currently owned by Lehman, 3 World Financial Center, 200 Vesey Street, New York, New York 10285.

     On November 25, 1997, Putnam signed a purchase and sale agreement with Lehman pursuant to which Putnam will purchase Lehman's entire holding of PanAgora stock, together with Lehman's 50% interest in an investment adviser based in the United Kingdom and also jointly owned by Nippon Life. Pursuant to the terms of the agreement, the Transaction is subject to certain conditions being satisfied prior to closing, including the approval by clients whose advisory contracts represent at least 85% of PanAgora's advisory fee revenues.

     If the Transaction is consummated, Putnam will acquire 50% of the outstanding voting stock of PanAgora, which may be deemed to constitute a change in control of PanAgora. A change in control of PanAgora would constitute an "assignment" of each Current Investment Management Agreement and would result in the automatic termination of those Agreements. In order to eliminate any uncertainty as to the effectiveness of the investment advisory arrangements for the Funds following the Transaction, the Board has approved and presents to the shareholders of each Fund for their approval New Investment Management Agreements.

     Putnam provides investment management services to mutual funds and other institutional investors. As of November 1, 1997, Putnam's assets under management were in excess of $200 billion.

     Putnam has advised PanAgora and the Board that it does not expect the Transaction to have an adverse effect on operations of PanAgora or on PanAgora's ability to provide high quality advisory services to its clients. In addition, Putnam anticipates that all of PanAgora's investment advisory personnel and management team will continue in their present capacities after the Transaction. All fees and expenses incurred by the Funds relating to the New Investment Management Agreements and this Proxy Statement will be paid by Putnam and Lehman. None of the Trust, the Funds or their shareholders will incur any related expenses.

DESCRIPTION OF CURRENT AND PROPOSED AGREEMENTS

     EXCEPT FOR ITS DATE OF EFFECTIVENESS AND DATE OF RENEWAL, EACH NEW INVESTMENT MANAGEMENT AGREEMENT IS IDENTICAL IN ALL RESPECTS TO ITS CORRESPONDING CURRENT INVESTMENT MANAGEMENT AGREEMENT.

     Under each of the Current and New Investment Management Agreements, PanAgora provides each Fund, subject to the supervision of the Board, with continuing investment management services. PanAgora's responsibilities include the purchase, retention and disposition of each Fund's portfolio securities and other assets. In addition, PanAgora administers certain of the Trust's business affairs, performs various shareholder servicing functions to the extent these services are not provided by other organizations and monitors and evaluates the performance of the Trust's service providers. For these services, the Trust, on behalf of each Fund, pays PanAgora a monthly fee at the following annual rates of each Fund's average daily net assets which was equal to the following aggregate amounts for the most recent fiscal year ended May 31, 1997:

                                                                                         MANAGEMENT
                                                                             ACCRUED     FEE ABSENT
                                                               MANAGEMENT   MANAGEMENT    EXPENSE
FUND                                                ASSETS      FEE RATE     FEE PAID    LIMITATION
------------------------------------------------  ----------   ----------   ----------   ----------
PanAgora Asset Allocation Fund..................  36,081,000      0.60%         -0-*      $ 99,468*
PanAgora International Equity Fund..............  26,496,000      0.80%         -0-*      $191,889*

---------------
* PanAgora has voluntarily agreed to waive all or a portion of its advisory fee and to limit the expenses of each Fund to the extent necessary to limit each Fund's total operating expenses to 0.90% of the average daily net assets of the Asset Allocation Fund and to 1.10% of the average daily net assets of the International Equity Fund.

     The Trust, on behalf of each Fund, is responsible for all expenses other than those expressly assumed by PanAgora under the terms of the Current or New Investment Management Agreement for each Fund. The expenses borne by each Fund include the Fund's advisory fee, transfer agent fee and taxes and its proportionate share of custodian fees, administration fees, expenses of issuing reports to shareholders, legal fees, auditing and tax fees, blue sky fees, fees of the Securities and Exchange Commission, insurance expenses and Independent Trustees fees.

     Each of the Current and New Investment Management Agreements provides that it will continue in effect for an initial term of two years from its date of execution (which, in the case of the New Investment Management Agreements, is expected to be approximately the time of the consummation of the Transaction) and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all investment management agreements be approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees and (ii) the majority vote of the full Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund. Each of the Current and New Investment Management Agreements terminates automatically in the event of its assignment, and may be terminated by the Trust at any time without penalty on 60 days' written notice to PanAgora and by PanAgora without penalty on 60 days' written notice to the Trust. Each of the Current and New Investment Management Agreements generally may be amended only by the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Fund.


     The Board last approved the continuance of each Current Investment Management Agreement at a meeting held on October 8, 1997 for the one year period beginning October 31, 1997. The sole initial shareholder of the PanAgora Asset Allocation Fund and the sole initial shareholder of the PanAgora International Equity Fund approved their respective Current Investment Management Agreements on May 31, 1993. The Current Investment Management Agreement for the Panagora Asset Allocation Fund is dated May 19, 1993. The Current Investment Management Agreement for the Panagora International Equity Fund is dated May 31, 1993.


     The Current and New Investment Management Agreements provide that PanAgora shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Trust or either Fund in connection with the performance of PanAgora's obligations under its agreement with the Trust, except a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of PanAgora in the performance of its duties or from reckless disregard of its obligations and duties.

BOARD OF TRUSTEES' EVALUATION

     The Trustees, including the Independent Trustees, reviewed all materials provided by PanAgora, Putnam, and its affiliates, and requested and received all information which they deemed relevant to form a judgment as to whether the New Investment Management Agreements are in the best interests of each Fund and its shareholders.

     A primary consideration of the Independent Trustees was Putnam's representation that it expects no reduction in the scope and quality of advisory and other services to be provided by PanAgora under each New Investment Management Agreement from that provided by PanAgora under the Current Investment Management Agreements. The Independent Trustees considered the fact that each New Investment Management Agreement would, except for the dates of effectiveness and initial renewal, have terms and conditions identical to those of the Current Investment Management Agreements. The Independent Trustees also considered certain representations of PanAgora and Putnam, described below, with respect to their plans for each Fund.

     The Trustees determined that the advisory fee rates under the Current and New Investment Management Agreements represent fee rates negotiated at arm's-length between each Fund and PanAgora based on a variety of factors, including the nature and quality of the services provided by PanAgora to each Fund and the reasonableness of the overall compensation paid by each Fund to PanAgora. The Trustees also noted that PanAgora may receive research services from brokers in connection with portfolio securities transactions for each Fund. The Trustees realize that research services furnished by brokers through which the Fund affects securities transactions may be used by PanAgora in advising other accounts that it advises. Conversely, research services furnished to PanAgora in connection with other accounts PanAgora advises may be used by PanAgora in advising each Fund. However, no material change in brokerage arrangements is contemplated to result from the approval of the New Investment Management Agreements.


     PanAgora also furnished the Independent Trustees with information regarding the Transaction, including information regarding the terms of the Transaction and information regarding Putnam and its subsidiaries. PanAgora advised the Independent Trustees that it did not expect that the Transaction would have an adverse effect on the operations of the Funds or their shareholders. Putnam also advised the Independent Trustees that the purchase and sale agreement for the Transaction, by its terms, does not contemplate any changes in the structure or operations of PanAgora, the Funds or the Trust. Putnam representatives have informed the Trustees that both Putnam and PanAgora currently intend to maintain the separate existence of the Funds and the Trust, and intend not to change the advisory personnel and management team of PanAgora.


     On October 8, 1997, the Trustees of the Trust, including the Independent Trustees, unanimously approved the New Investment Management Agreements.

ADDITIONAL INFORMATION


     The principal executive officers and directors of PanAgora are: Richard A. Crowell, Vice Chairman; Bruce Clarke, President, Chief Operating Officer and a Director; Michael Turpin, Treasurer and Director of Finance and Administration; and Peter Rathjens, Director of Global Investments. Edgar Peters, Paul Samuelson, Randolph Petralia, Karen Muller, Haruaki Deguchi, Ian Lowitt, Masahiro Yamada and Hideichiro Kobayashi are all Directors of PanAgora. Mr. Crowell is also President of the Trust. Haruaki Deguchi, Hideichiro Kobayashi and Masahiro Yamada are also employees of Nippon Life. Ian Lowitt, Karen Muller and Randolph Petralia are also employees of Lehman, and they will be replaced by Directors designated by Putnam upon consummation of the Transaction.

     The Trust's administrator is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. The principal underwriter for the continuous offering of shares of the Funds is Funds Distributor, Inc., 60 State Street, Boston, Massachusetts 02109.


     PanAgora serves as the subadviser to the Preferred Asset Allocation Fund (the "Preferred Fund") with net assets of approximately $128,884,756 as of June 30, 1997. The Preferred Fund is a series of The Preferred Group of Mutual Funds, a registered open-end investment company. PanAgora receives a fee based on that portion of the assets of the Preferred Fund which are subadvised by PanAgora. The subadvisory fee is calculated based on the average quarterly net asset value determined as of the last business day of each month in the calendar quarter at the annual rate of 0.50% of the first $10 million of assets, 0.40% of the next $40 million of assets, 0.20% of the next $50 million of assets and 0.10% of the assets in excess of $100 million.


PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by PanAgora pursuant to authority contained in the Current and New Investment Management Agreements. In selecting brokers or dealers, PanAgora considers factors relating to execution on the best overall terms available, including, but not limited to: the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. The primary consideration of PanAgora in selecting brokers or dealers is best execution at the most favorable price.

     PanAgora may select broker-dealers which provide brokerage and/or research services to each Fund and/or other investment companies or accounts managed by PanAgora. Such research services must be lawful and appropriate assistance to PanAgora in the performance of its investment decision making responsibilities and could include: advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     If PanAgora determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, each Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. This information might be useful to PanAgora in providing services to each Fund as well as to other investment companies or accounts managed by PanAgora, although not all of such research may be useful to the Funds. Conversely, such information provided to PanAgora by brokers and dealers through whom other clients of PanAgora effect securities transactions might be useful to PanAgora in providing services to the Fund. The receipt of such research is not expected to reduce PanAgora's normal independent research activities. However, it enables PanAgora to avoid the additional expense which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

REQUIRED VOTE

     Approval of the New Investment Management Agreements will require the consent of a "majority of the outstanding voting securities" of each Fund (as defined in the 1940 Act), which means, with respect to each Fund, the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF PROPOSAL 1.

                                   PROPOSAL 2

                              RATIFICATION OF THE
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board, including a majority of the Independent Trustees, has selected Coopers & Lybrand L.L.P. to act as independent accountants for each Fund for the current fiscal year ending May 31, 1998. Coopers & Lybrand L.L.P. are independent accountants and have advised the Funds that they have no direct financial interest or material indirect financial interest in the Funds. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Special Meeting but will have an opportunity to make a statement if they attend and so desire. If they attend, such representatives would be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE


     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the shares of each Fund cast at the Meeting in person or by proxy. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 2.


                                 OTHER MATTERS

     The Board is not aware of any other business to be brought before the Meeting except as described above. Should any other matters requiring a vote of shareholders properly come before the meeting, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interests of the Trust and/or each Fund.

PROXIES, QUORUM AND VOTING AT THE MEETING

     A proxy executed by a shareholder may be revoked at any time prior to its exercise by execution of a superseding proxy, by submission of a written notice of revocation to the Secretary of the Trust or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

     A majority of the shares entitled to vote, either present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the Proxy Statement). In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such Proposals. Any such adjournment with respect to a Fund will require the affirmative vote of more than one half of the shares of that Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment and will vote those proxies required to be voted against any such Proposal against any such adjournment. A shareholder vote may be taken on one or more of the Proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

     Shares of a Fund represented at the Meeting (including shares which abstain or do not vote with respect to one or more of the Proposals) will be counted for purposes of determining whether a quorum, with respect to that Fund's shareholders, is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular Proposal, but will not be counted as a vote in favor of such Proposal. Accordingly, an abstention from voting on a Proposal has the same legal effect as a vote against the Proposal.

     Adoption by the shareholders of Proposal (1) requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting if the holders of more than 50% of the shares of the fund are present or represented by proxy at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any Proposal, those shares will not be considered as present and entitled to vote as to that Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a Proposal has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented by proxy. However, with respect to determining whether a Proposal has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same legal effect as a vote against such Proposal.

                             SHAREHOLDER PROPOSALS


     Each Fund is not required to hold annual meetings of shareholders and does not currently intend to hold such a meeting in 1999. Instead, meetings will be held only when and if required. Shareholders proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust at 260 Franklin Street, Boston, Massachusetts 02110 within a reasonable time before any such meeting.


                             SIMULTANEOUS MEETINGS

     The meeting of shareholders of each Fund will be held simultaneously. If a Fund shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

                      EXPENSES AND METHODS OF SOLICITATION

     The cost of preparing, assembling and mailing this proxy statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card will be borne by Putnam and Lehman. In addition to soliciting proxies by mail, PanAgora may, at its expense, have one or more Fund officers, representatives or compensated third-party agents, including PanAgora, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     Each Fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the

Meeting. Each Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number PanAgora has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

     Persons holding shares as nominees will be reimbursed by Putnam and Lehman, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

                          PANAGORA INSTITUTIONAL FUNDS
                         PANAGORA ASSET ALLOCATION FUND
                       PANAGORA INTERNATIONAL EQUITY FUND


December 17, 1997

                                     PROXY

                        THE PANAGORA INSTITUTIONAL FUNDS
                       PANAGORA INTERNATIONAL EQUITY FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD JANUARY 22, 1998



    The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Richard A. Crowell, Paul J. Jasinski and Andrew S. Josef, each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Shareholders of the Panagora International Equity Fund (the "Fund") of The PanAgora Institutional Funds (the "Trust") to be held on Thursday, January 22, 1998 at 10:00 a.m. (Boston time) at the offices of the Trust, 260 Franklin Street, Boston, Massachusetts 02110 (the "Meeting"), and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:


    (1) To approve the terms of a new Investment Management Agreement between the Fund and PanAgora Asset Management, Inc.:


[ ] FOR               [ ] AGAINST               [ ] ABSTAIN


    (2) To ratify the selection of Coopers & Lybrand LLP as independent public accountants for the Fund for the fiscal year ending May 31, 1998:


[ ] FOR               [ ] AGAINST               [ ] ABSTAIN


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                  (continued, and to be signed, on other side)

                          (continued from other side)

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

                               Dated:                                     , 1998
                                       ------------------------------------

                                 -----------------------------------------------

                                                --------------------------------
                                                          SIGNATURE(S)

                                               In signing, please write name(s)
                                               exactly as appearing hereon. When
                                               signing as attorney, executor,
                                               administrator or other fiduciary,
                                               please give your full title as
                                               such. Joint owners should each
                                               sign personally.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED

                                     PROXY


                        THE PANAGORA INSTITUTIONAL FUNDS
                         PANAGORA ASSET ALLOCATION FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD JANUARY 22, 1998



    The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Richard A. Crowell, Paul J. Jasinski and Andrew S. Josef, each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Shareholders of the Panagora Asset Allocation Fund (the "Fund") of The PanAgora Institutional Funds (the "Trust") to be held on Thursday, January 22, 1998 at 10:00 a.m. (Boston time) at the offices of the Trust, 260 Franklin Street, Boston, Massachusetts 02110 (the "Meeting"), and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:


    (1) To approve the terms of a new Investment Management Agreement between the Fund and PanAgora Asset Management, Inc.:


[ ] FOR               [ ] AGAINST               [ ] ABSTAIN


    (2) To ratify the selection of Coopers & Lybrand LLP as independent public accountants for the Fund for the fiscal year ending May 31, 1998:


[ ] FOR               [ ] AGAINST               [ ] ABSTAIN


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                  (continued, and to be signed, on other side)

                          (continued from other side)

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

                               Dated:                                     , 1998
                                       ------------------------------------

                                 -----------------------------------------------

                                                --------------------------------
                                                          SIGNATURE(S)

                                               In signing, please write name(s)
                                               exactly as appearing hereon. When
                                               signing as attorney, executor,
                                               administrator or other fiduciary,
                                               please give your full title as
                                               such. Joint owners should each
                                               sign personally.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED